Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP of Finance & Treasurer
(770) 418-8219
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES
2018 FOURTH QUARTER AND FULL-YEAR FINANCIAL RESULTS
Fourth quarter EPS of $2.06 per diluted share and
full year EPS of $8.28 per diluted share
Record fourth quarter adjusted EPS of $2.20 per diluted share
(a non-GAAP measure), up 22% over prior year adjusted EPS
Record full year 2018 adjusted EPS of $8.41 per diluted share
(a non-GAAP measure), up 31% over prior year adjusted EPS

DULUTH, GA, February 6, 2019 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., reported net income for the fourth quarter 2018 of $40.4 million ($2.06 per diluted share) compared to $42.5 million ($2.03 per diluted share) in the prior year quarter. It also reported adjusted net income (a non-GAAP measure) for the fourth quarter 2018 of $43.2 million ($2.20 per diluted share) compared to $37.8 million ($1.81 per diluted share) in the prior year quarter, a 22% increase in adjusted earnings per share.
Net income for the fourth quarter 2018 was adjusted for a $3.7 million pre-tax charge for franchise rights impairments ($0.14 per diluted share). Net income for the fourth quarter 2017 was adjusted for a $5.1 million pre-tax charge for franchise rights impairments ($0.15 per diluted share) and a $7.9 million benefit ($0.37 per diluted share) related to adjustments to deferred tax balances as a result of changes to the tax law.
On January 1, 2018, the company adopted ASC 606 for revenue recognition which impacted F&I and parts and service revenue and gross profit. The net impact of adopting ASC 606 in the fourth quarter was to increase net income by $1.2 million or $0.06 per diluted share.
“We closed out 2018 with a strong performance delivering 22% adjusted EPS growth in the quarter,” said David Hult, Asbury's President and Chief Executive Officer. “During 2018, we acquired three dealerships, repurchased approximately $105 million of our shares, and further developed our omni-channel capabilities. In a relatively flat SAAR environment we maintained our industry leading operating margins and grew adjusted EPS 31%. This performance is a direct result of our team’s hard work, dedication, and commitment to continuous improvement. Going forward, we will continue to execute our two-part strategy: drive operational excellence and deploy capital to its highest returns.”

Fourth Quarter 2018 Operational Summary

All stores:

•	Revenue increased 7%; gross profit increased 5%

•	New vehicle revenue increased 6%; gross profit decreased 6%

•	Used vehicle retail revenue increased 10%; gross profit increased 10%

•	Finance and insurance revenue and gross profit increased 6%

•	Parts and service revenue increased 7%; gross profit increased 7%

•	SG&A as a percentage of gross profit increased 90 basis points to 68.2%

•	Adjusted income from operations as a percentage of revenue was 4.5%

•	Adjusted EPS from continuing operations increased 22%

Same store:

•	Revenue increased 4%; gross profit increased 2%

•	New vehicle revenue increased 3%; gross profit decreased 7%

•	Used vehicle retail revenue increased 7%; gross profit increased 7%

•	Finance and insurance revenue and gross profit increased 3%

•	Parts and service revenue increased 5%; gross profit increased 5%

Strategic Highlights:

•	In Q4 2018, we repurchased $48 million of common stock

•
Signed an agreement to acquire four stores in the Indianapolis market that we expect to close in Q1 2019, subject to customary closing conditions. We expect these dealerships will generate approximately $250 million in annualized revenue.

•	Omni-channel initiatives helped drive results, reduce costs, and improve efficiencies

For the full year 2018, the Company reported net income of $168.0 million ($8.28 per diluted share) compared to $139.1 million ($6.62 per diluted share) in the prior year period. Adjusted net income (a non-GAAP measure) for 2018 was $170.8 million ($8.41 per diluted share) compared to $135.1 million ($6.43 per diluted share) in the prior year period, a 31% increase in adjusted EPS.
Additional commentary regarding the fourth quarter and full-year results will be provided during the earnings conference call on February 6, 2019 at 10:00 a.m. The conference call will be simulcast live on the internet and can be accessed at www.asburyauto.com or www.ccbn.com. A replay will be available at these sites for 30 days.
In addition, a live audio of the call will be accessible to the public by calling (323) 994-2131 (domestic), or (800) 347-6311 (international); passcode - 1070155. Callers should dial in approximately 5 to 10 minutes before the call begins.
A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 1070155.

About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. ("Asbury"), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S.  Asbury currently operates 83 dealerships, consisting of 97 franchises, representing 29 domestic and foreign brands of vehicles.  Asbury also operates 25 collision repair centers.  Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2018	2017
REVENUE:
New vehicle	$1,022.4	$964.1	$58.3	6%
Used vehicle:
Retail	427.9	389.6	38.3	10%
Wholesale	45.5	47.9	(2.4)	(5)%
Total used vehicle	473.4	437.5	35.9	8%
Parts and service	211.1	196.6	14.5	7%
Finance and insurance, net	77.3	72.7	4.6	6%
TOTAL REVENUE	1,784.2	1,670.9	113.3	7%
GROSS PROFIT:
New vehicle	43.9	46.6	(2.7)	(6)%
Used vehicle:
Retail	29.3	26.7	2.6	10%
Wholesale	—	(0.2)	0.2	100%
Total used vehicle	29.3	26.5	2.8	11%
Parts and service	131.3	122.6	8.7	7%
Finance and insurance, net	77.3	72.7	4.6	6%
TOTAL GROSS PROFIT	281.8	268.4	13.4	5%
OPERATING EXPENSES:
Selling, general and administrative	192.2	180.5	11.7	6%
Depreciation and amortization	8.5	8.1	0.4	5%
Franchise rights impairment	3.7	5.1	(1.4)	(27)%
Other operating (income) expenses, net	0.1	0.6	(0.5)	(83)%
INCOME FROM OPERATIONS	77.3	74.1	3.2	4%
OTHER EXPENSES:
Floor plan interest expense	9.5	5.5	4.0	73%
Other interest expense, net	13.7	13.8	(0.1)	(1)%
Swap interest expense	—	0.4	(0.4)	(100)%
Total other expenses, net	23.2	19.7	3.5	18%
INCOME BEFORE INCOME TAXES	54.1	54.4	(0.3)	(1)%
Income tax expense	13.7	11.9	1.8	15%
NET INCOME	$40.4	$42.5	$(2.1)	(5)%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$2.09	$2.06	$0.03	1%
Diluted—
Net income	$2.06	$2.03	$0.03	1%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	19.3	20.6	(1.3)	(6)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.2	0.2	—	—%
Diluted	19.6	20.9	(1.3)	(6)%

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2018	2017
Unit sales
New vehicle:
Luxury	6,452	6,408	44	1%
Import	16,394	15,181	1,213	8%
Domestic	4,951	4,602	349	8%
Total new vehicle	27,797	26,191	1,606	6%
Used vehicle retail	19,298	17,822	1,476	8%
Used to new ratio	69.4%	68.0%	140 bps
Average selling price
New vehicle	$36,781	$36,810	$(29)	—%
Used vehicle retail	22,173	21,861	312	1%
Average gross profit per unit
New vehicle:
Luxury	$3,487	$3,777	$(290)	(8)%
Import	830	922	(92)	(10)%
Domestic	1,575	1,825	(250)	(14)%
Total new vehicle	1,579	1,779	(200)	(11)%
Used vehicle retail	1,518	1,498	20	1%
Finance and insurance, net	1,641	1,652	(11)	(1)%
Front end yield (1)	3,196	3,317	(121)	(4)%
Gross margin
New vehicle:
Luxury	6.4%	7.0%	(60) bps
Import	2.9%	3.2%	(30) bps
Domestic	3.9%	4.6%	(70) bps
Total new vehicle	4.3%	4.8%	(50) bps
Used vehicle retail	6.8%	6.9%	(10) bps
Parts and service	62.2%	62.4%	(20) bps
Total gross profit margin	15.8%	16.1%	(30) bps
SG&A metrics
Rent expense	$6.5	$6.5	$—	—%
Total SG&A as a percentage of gross profit	68.2%	67.3%	90 bps
SG&A, excluding rent expense as a percentage of gross profit	65.9%	64.8%	110 bps
Operating metrics
Income from operations as a percentage of revenue	4.3%	4.4%	(10) bps
Income from operations as a percentage of gross profit	27.4%	27.6%	(20) bps
Adjusted income from operations as a percentage of revenue	4.5%	4.7%	(20) bps
Adjusted income from operations as a percentage of gross profit	28.7%	29.5%	(80) bps
Revenue mix
New vehicle	57.3%	57.7%
Used vehicle retail	24.0%	23.2%
Used vehicle wholesale	2.6%	2.9%
Parts and service	11.8%	11.8%
Finance and insurance	4.3%	4.4%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	15.6%	17.4%
Used vehicle retail	10.4%	9.9%
Used vehicle wholesale	—%	(0.1)%
Parts and service	46.6%	45.7%
Finance and insurance	27.4%	27.1%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2018	2017
Revenue
New vehicle:
Luxury	$351.5	$347.9	$3.6	1%
Import	447.4	431.5	15.9	4%
Domestic	193.6	184.6	9.0	5%
Total new vehicle	992.5	964.0	28.5	3%
Used Vehicle:
Retail	415.8	389.6	26.2	7%
Wholesale	44.8	47.9	(3.1)	(6)%
Total used vehicle	460.6	437.5	23.1	5%
Parts and service	205.9	196.6	9.3	5%
Finance and insurance	74.8	72.8	2.0	3%
Total revenue	$1,733.8	$1,670.9	$62.9	4%

Gross profit
New vehicle:
Luxury	$22.5	$24.2	$(1.7)	(7)%
Import	12.9	13.9	(1.0)	(7)%
Domestic	7.7	8.4	(0.7)	(8)%
Total new vehicle	43.1	46.5	(3.4)	(7)%
Used Vehicle:
Retail	28.7	26.7	2.0	7%
Wholesale	—	(0.1)	0.1	100%
Total used vehicle	28.7	26.6	2.1	8%
Parts and service:
Customer pay	72.4	68.6	3.8	6%
Warranty	19.9	20.0	(0.1)	(1)%
Wholesale parts	5.8	5.4	0.4	7%
Parts and service, excluding reconditioning and preparation	98.1	94.0	4.1	4%
Reconditioning and preparation	30.1	28.6	1.5	5%
Total parts and service	128.2	122.6	5.6	5%
Finance and insurance	74.8	72.8	2.0	3%
Total gross profit	$274.8	$268.5	$6.3	2%

SG&A expense	$187.0	$180.4	$6.6	4%
SG&A expense as a percentage of gross profit	68.0%	67.2%	80 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended December 31,		Increase (Decrease)	% Change
	2018	2017
Unit sales
New vehicle:
Luxury	6,452	6,408	44	1%
Import	15,572	15,181	391	3%
Domestic	4,753	4,602	151	3%
Total new vehicle	26,777	26,191	586	2%
Used vehicle retail	18,624	17,822	802	5%
Used to new ratio	69.6%	68.0%	160 bps

Average selling price
New vehicle	$37,065	$36,807	$258	1%
Used vehicle retail	22,326	21,861	465	2%

Average gross profit per unit
New vehicle:
Luxury	$3,487	$3,777	$(290)	(8)%
Import	828	916	(88)	(10)%
Domestic	1,620	1,825	(205)	(11)%
Total new vehicle	1,610	1,775	(165)	(9)%
Used vehicle retail	1,541	1,498	43	3%
Finance and insurance, net	1,648	1,654	(6)	—%
Front end yield (1)	3,229	3,317	(88)	(3)%

Gross margin
New vehicle:
Luxury	6.4%	7.0%	(60) bps
Import	2.9%	3.2%	(30) bps
Domestic	4.0%	4.6%	(60) bps
Total new vehicle	4.3%	4.8%	(50) bps
Used vehicle retail	6.9%	6.9%	—
Parts and service:
Parts and service, excluding reconditioning and preparation	47.6%	47.8%	(20) bps
Parts and service, including reconditioning and preparation	62.3%	62.4%	(10) bps
Total gross profit margin	15.8%	16.1%	(30) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2018	2017
REVENUE:
New vehicle	$3,788.7	$3,561.1	$227.6	6%
Used vehicle:
Retail	1,783.3	1,635.3	148.0	9%
Wholesale	189.1	198.8	(9.7)	(5)%
Total used vehicle	1,972.4	1,834.1	138.3	8%
Parts and service	821.0	786.1	34.9	4%
Finance and insurance, net	292.3	275.2	17.1	6%
TOTAL REVENUE	6,874.4	6,456.5	417.9	6%
GROSS PROFIT:
New vehicle	165.2	169.0	(3.8)	(2)%
Used vehicle:
Retail	127.8	121.1	6.7	6%
Wholesale	1.9	0.8	1.1	138%
Total used vehicle	129.7	121.9	7.8	6%
Parts and service	515.8	489.8	26.0	5%
Finance and insurance, net	292.3	275.2	17.1	6%
TOTAL GROSS PROFIT	1,103.0	1,055.9	47.1	4%
OPERATING EXPENSES:
Selling, general and administrative	755.8	729.7	26.1	4%
Depreciation and amortization	33.7	32.1	1.6	5%
Franchise rights impairment	3.7	5.1	(1.4)	(27)%
Other operating (income) expenses, net	(1.1)	1.3	(2.4)	(185)%
INCOME FROM OPERATIONS	310.9	287.7	23.2	8%
OTHER EXPENSES:
Floor plan interest expense	32.5	22.7	9.8	43%
Other interest expense, net	53.1	53.9	(0.8)	(1)%
Swap interest expense	0.5	2.0	(1.5)	(75)%
Total other expenses, net	86.1	78.6	7.5	10%
INCOME BEFORE INCOME TAXES	224.8	209.1	15.7	8%
Income tax expense	56.8	70.0	(13.2)	(19)%
NET INCOME	$168.0	$139.1	$28.9	21%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$8.36	$6.69	$1.67	25%
Diluted—
Net income	$8.28	$6.62	$1.66	25%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	20.1	20.8	(0.7)	(3)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.1	0.1	—	—%
Diluted	20.3	21.0	(0.7)	(3)%

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2018	2017
Unit sales
New vehicle:
Luxury	22,979	22,525	454	2%
Import	62,939	58,685	4,254	7%
Domestic	19,357	18,765	592	3%
Total new vehicle	105,275	99,975	5,300	5%
Used vehicle retail	82,377	76,929	5,448	7%
Used to new ratio	78.2%	76.9%	130 bps
Average selling price
New vehicle	$35,989	$35,620	$369	1%
Used vehicle retail	21,648	21,257	391	2%
Average gross profit per unit
New vehicle:
Luxury	$3,481	$3,503	$(22)	(1)%
Import	836	968	(132)	(14)%
Domestic	1,684	1,775	(91)	(5)%
Total new vehicle	1,569	1,690	(121)	(7)%
Used vehicle retail	1,551	1,574	(23)	(1)%
Finance and insurance, net	1,558	1,556	2	—%
Front end yield (1)	3,119	3,196	(77)	(2)%
Gross margin
New vehicle:
Luxury	6.5%	6.6%	(10) bps
Import	2.9%	3.5%	(60) bps
Domestic	4.3%	4.6%	(30) bps
Total new vehicle	4.4%	4.7%	(30) bps
Used vehicle retail	7.2%	7.4%	(20) bps
Parts and service	62.8%	62.3%	50 bps
Total gross profit margin	16.0%	16.4%	(40) bps
SG&A metrics
Rent expense	$25.6	$26.7	$(1.1)	(4)%
Total SG&A as a percentage of gross profit	68.5%	69.1%	(60) bps
SG&A, excluding rent expense as a percentage of gross profit	66.2%	66.6%	(40) bps
Operating metrics
Income from operations as a percentage of revenue	4.5%	4.5%	—
Income from operations as a percentage of gross profit	28.2%	27.2%	100 bps
Adjusted income from operations as a percentage of revenue	4.6%	4.6%	—
Adjusted income from operations as a percentage of gross profit	28.5%	27.8%	70 bps
Revenue mix
New vehicle	55.1%	55.2%
Used vehicle retail	25.9%	25.2%
Used vehicle wholesale	2.8%	3.1%
Parts and service	11.9%	12.2%
Finance and insurance	4.3%	4.3%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	15.0%	16.0%
Used vehicle retail	11.5%	11.4%
Used vehicle wholesale	0.2%	0.1%
Parts and service	46.8%	46.4%
Finance and insurance	26.5%	26.1%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2018	2017
Revenue
New vehicle:
Luxury	$1,235.3	$1,200.2	$35.1	3%
Import	1,706.7	1,636.2	70.5	4%
Domestic	740.3	722.2	18.1	3%
Total new vehicle	3,682.3	3,558.6	123.7	3%
Used Vehicle:
Retail	1,737.2	1,625.0	112.2	7%
Wholesale	185.8	197.7	(11.9)	(6)%
Total used vehicle	1,923.0	1,822.7	100.3	6%
Parts and service	804.1	785.6	18.5	2%
Finance and insurance, net	284.9	274.3	10.6	4%
Total revenue	$6,694.3	$6,441.2	$253.1	4%

Gross profit
New vehicle:
Luxury	$80.0	$78.9	$1.1	1%
Import	49.7	56.7	(7.0)	(12)%
Domestic	31.7	33.2	(1.5)	(5)%
Total new vehicle	161.4	168.8	(7.4)	(4)%
Used Vehicle:
Retail	124.5	120.4	4.1	3%
Wholesale	2.1	1.2	0.9	75%
Total used vehicle	126.6	121.6	5.0	4%
Parts and service:
Customer pay	286.2	272.1	14.1	5%
Warranty	75.5	81.7	(6.2)	(8)%
Wholesale parts	22.3	21.1	1.2	6%
Parts and service, excluding reconditioning and preparation	384.0	374.9	9.1	2%
Reconditioning and preparation	121.1	114.3	6.8	6%
Total parts and service	505.1	489.2	15.9	3%
Finance and insurance	284.9	274.3	10.6	4%
Total gross profit	$1,078.0	$1,053.9	$24.1	2%

SG&A expense	$737.7	$726.5	$11.2	2%
SG&A expense as a percentage of gross profit	68.4%	68.9%	(50) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Twelve Months Ended December 31,		Increase (Decrease)	% Change
	2018	2017
Unit sales
New vehicle:
Luxury	22,979	22,525	454	2%
Import	60,010	58,648	1,362	2%
Domestic	18,676	18,727	(51)	—%
Total new vehicle	101,665	99,900	1,765	2%
Used vehicle retail	79,789	76,285	3,504	5%
Used to new ratio	78.5%	76.4%	210 bps

Average selling price
New vehicle	$36,220	$35,622	$598	2%
Used vehicle retail	21,772	21,302	470	2%

Average gross profit per unit
New vehicle:
Luxury	$3,481	$3,503	$(22)	(1)%
Import	828	967	(139)	(14)%
Domestic	1,697	1,773	(76)	(4)%
Total new vehicle	1,588	1,690	(102)	(6)%
Used vehicle retail	1,560	1,578	(18)	(1)%
Finance and insurance, net	1,570	1,557	13	1%
Front end yield (1)	3,146	3,198	(52)	(2)%

Gross margin
New vehicle:
Luxury	6.5%	6.6%	(10) bps
Import	2.9%	3.5%	(60) bps
Domestic	4.3%	4.6%	(30) bps
Total new vehicle	4.4%	4.7%	(30) bps
Used vehicle retail	7.2%	7.4%	(20) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.8%	47.7%	10 bps
Parts and service, including reconditioning and preparation	62.8%	62.3%	50 bps
Total gross profit margin	16.1%	16.4%	(30) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	December 31, 2018	December 31, 2017	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$8.3	$4.7	$3.6	77%
New vehicle inventory	866.2	646.5	219.7	34%
Used vehicle inventory	158.9	135.9	23.0	17%
Parts inventory	41.5	43.6	(2.1)	(5)%
Total current assets	1,552.0	1,302.1	249.9	19%
Floor plan notes payable	965.1	732.1	233.0	32%
Total current liabilities	1,277.1	1,058.2	218.9	21%

CAPITALIZATION:
Long-term debt (including current portion)	$905.3	$875.5	$29.8	3%
Shareholders' equity	473.2	394.2	79.0	20%
Total	$1,378.5	$1,269.7	$108.8	9%

	December 31, 2018	December 31, 2017
DAYS SUPPLY
New vehicle inventory	67	53
Used vehicle inventory	34	31
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales.

Brand Mix - New Vehicle Revenue by Brand-

	For the Twelve Months Ended December 31,
	2018	2017
Luxury:
Mercedes-Benz	6%	7%
Lexus	7%	7%
BMW	5%	6%
Acura	4%	4%
Infiniti	3%	3%
Other luxury	8%	7%
Total luxury	33%	34%
Imports:
Honda	19%	18%
Nissan	11%	12%
Toyota	12%	11%
Other imports	5%	5%
Total imports	47%	46%
Domestic:
Ford	10%	11%
Chevrolet	5%	4%
Dodge	3%	3%
Other domestics	2%	2%
Total domestic	20%	20%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted net income," " Adjusted operating margins," and "Adjusted diluted earnings per share ("EPS")." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	December 31, 2018	September 30, 2018
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$905.3	$865.2

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Net Income	$168.0	$170.1

Add:
Depreciation and amortization	33.7	33.4
Income tax expense	56.8	54.9
Swap and other interest expense	53.6	54.1
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$312.1	$312.5

Non-core items - expense (income):
Franchise rights impairment	$3.7	$5.1
Legal settlements	(0.7)	(0.7)
Total non-core items	3.0	4.4

Adjusted EBITDA	$315.1	$316.9

Adjusted leverage ratio	2.9	2.7

	For the Three Months Ended December 31,
	2018	2017
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$77.3	$74.1
Franchise Right Impairment	3.7	5.1
Adjusted income from operations	$81.0	$79.2

Adjusted net income:
Net income	$40.4	$42.5

Non-core items - (income) expense:
Franchise rights impairment	3.7	5.1
Income tax expense (benefit) on non-core items above	(0.9)	(1.9)
2017 Tax Act related adjustments	—	(7.9)
Total non-core items	2.8	(4.7)
Adjusted net income	$43.2	$37.8

Adjusted diluted earnings per share (EPS):
Diluted EPS	$2.06	$2.03

Total non-core items	0.14	(0.22)
Adjusted diluted EPS	$2.20	$1.81

Weighted average common shares outstanding - diluted	19.6	20.9

	For the Twelve Months Ended December 31,
	2018	2017
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$310.9	$287.7
Franchise Right Impairment	3.7	5.1
Real estate-related charges	—	2.9
Investment income	—	(0.8)
Legal settlements	(0.7)	(0.9)
Adjusted income from operations	$313.9	$294.0

Adjusted net income:
Net income	$168.0	$139.1

Non-core items - (income) expense:
Franchise rights impairment	3.7	5.1
Real estate-related charges	—	2.9
Investment income	—	(0.8)
Legal settlements	(0.7)	(0.9)
Income tax expense (benefit) on non-core items above	(0.8)	(2.4)
2017 Tax Act related adjustments	0.6	(7.9)
Total non-core items	2.8	(4.0)
Adjusted net income	$170.8	$135.1

Adjusted diluted earnings per share (EPS):
Diluted EPS	$8.28	$6.62

Total non-core items	0.13	(0.19)
Adjusted diluted EPS	$8.41	$6.43

Weighted average common shares outstanding - diluted	20.3	21.0